UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Pursuant to § 240.14a-12

ORAMED PHARMACEUTICALS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐            Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ORAMED PHARMACEUTICALS INC.
Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2012
__________________________

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Oramed Pharmaceuticals Inc. (the "Company"). The Annual Meeting will be held at Hi-Tech Park 2/5 Givat Ram, Jerusalem, Israel, on July 24, 2012, at 4:00 p.m. (Israel time), or at any adjournment or postponement thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.
To re-elect five directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

2.
To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2012 fiscal year;

3.
To authorize the Board of Directors to effect a reverse stock split of the Company's shares of common stock at a ratio not to exceed one-for-eighteen and to approve related amendments to the Company’s Certificate of Incorporation; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on June 26, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.

All stockholders are invited to attend the Annual Meeting in person.  Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, as promptly as possible.  If you attend the meeting, you may withdraw the proxy and vote in person.  If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call + 972-2-566-0001. You may also find directions at http://www.oramed.com/ufiles/map_directions.pdf.

By Order of the Board of Directors, Nadav Kidron President, Chief Executive Officer and Director

Jerusalem, Israel
July 3, 2012

PROXY STATEMENT
OF
ORAMED PHARMACEUTICALS INC.
___________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2012
___________________

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Oramed Pharmaceuticals Inc. (the "Company," "we," "us," or "our"), for use at the Annual Meeting of Stockholders to be held on July 24, 2012, at  4:00 p.m. (Israel time) (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our offices, Hi-Tech Park 2/5 Givat Ram, Jerusalem, Israel. We intend to first mail this proxy statement, as well as the enclosed proxy card, on or about July 3, 2012, to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement, proxy card, and our annual report on Form 10-K are available at
http://ir.oramed.com/phoenix.zhtml?c=180902&p=irol-asm2012
Stockholders may also obtain a copy of these materials by writing to Oramed Pharmaceuticals
Inc., Hi-Tech Park 2/5 Givat Ram, PO Box 39098, Jerusalem 91390, Israel, attention: Secretary, or by sending an e-mail to yifat@oramed.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement, as well as the enclosed proxy card, because our Board of Directors is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  The Annual Meeting will be held on Tuesday, July 24, 2012 at 4:00 p.m. (Israel time) at Hi-Tech Park 2/5 Givat Ram, Jerusalem, Israel.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 26, 2012, will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on June 26, 2012, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on June 26, 2012, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account or its agent is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The matters scheduled for a vote at the Annual Meeting are:

•
the re-election of five directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

•
the ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2012 fiscal year; and

•
the authorization of the Board of Directors effecting a reverse stock split of the Company's shares of common stock at a ratio not to exceed one-for-eighteen and to approve related amendments to the Company’s Certificate of Incorporation.

Our Board of Directors recommends that you vote FOR all of the above proposals.

How do I vote?

The procedures for voting are as follows:

                Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•
To vote in person, come to the Annual Meeting, where a ballot will be made available to you. Directions to attend the Annual Meeting where you may vote in person can be found at: http://www.oramed.com/ufiles/map_directions.pdf.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us no less than 24 hours before the Annual Meeting, we will vote your shares as you direct. The chairman of the Annual Meeting may, at his discretion, decide to accept proxy cards even if received less than 24 hours before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

               If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, or other agent, provided that your broker, bank, or other agent makes telephone or Internet voting available.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on June 26, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" matters on the agenda of the Annual Meeting.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at Hi-Tech Park 2/5 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel; or

•	You may attend the meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For," "Against" and "Abstain."

               If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as "broker non-votes."  There are no discretionary items scheduled for a vote at the Annual Meeting, except for Proposal 2.

How many votes are needed to approve each proposal?

The approval of Proposals 1, 2 and 3 require the vote of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Other than for the purpose of establishing a quorum, as discussed in the following paragraph, abstentions and broker non-votes will not be counted as voted and will therefore not affect the outcome of the election of directors.

What is the quorum requirement?

The holders of at least one third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business.  As of June 5, 2012, there were 70,403,583 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting.   Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the stockholders entitled to vote thereat, present in person or by proxy, have the power to adjourn the Annual Meeting, without notice other than announcement at the meeting. At such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be reported in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE:

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY STOCKHOLDER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE STOCKHOLDER UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 5, 2012 by: (i) by each person who is known by us to own beneficially more than 5% of our common stock; (ii) each director and nominee for director; (iii) each of our Named Executive Officers listed below under “Summary Compensation Table”; and (iv) all of our directors and executive officers as a group.  On such date, we had 70,403,583 shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following June 5, 2012. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares Beneficially Owned
Nadav Kidron †‡ 12 Eliezer Hagadol St. Jerusalem, Israel	12,949,735 (1)	17.7%
Miriam Kidron †‡ 2 Elza St. Jerusalem, Israel	5,939,360 (2)	7.8%
Leonard Sank † 3 Blair Rd Camps Bay Cape Town, South Africa	5,589,942 (3)	7.9%
Harold Jacob † Haadmur Mebuyon 26 Jerusalem, Israel	310,000 (4)	*
Michael Berelowitz † 415 East 37th Street New York, NY, USA	100,000 (5)	*
Yifat Zommer ‡ P.O. Box 39098, Jerusalem, Israel	266,666 (6)	*
Regals Fund LP 767 Fifth Ave. New York, NY, USA	7,074,382 (7)	9.9%
Zeev Bronfeld 6 Uri St. Tel-Aviv, Israel	6,757,405 (8)	9.6%
Hadasit Medical Research Services & Development Ltd. P.O. Box 12000 Jerusalem, Israel	4,141,532	5.9%
All current executive officers and directors, as a group (six persons)	25,155,703 (9)	31.4%
_________________

*	Less than 1%

†	Indicates Director.
‡	Indicates Executive Officer.
(1)	Includes 2,578,000 shares of common stock issuable upon the exercise of outstanding stock options.
(2)	Includes 5,939,360 shares of common stock issuable upon the exercise of outstanding stock options.
(3)
Includes: (i) 2,357,650 shares of common stock held by Mr. Sank, (ii) 937,500 shares of common stock and a warrant to purchase 328,125 shares of common stock held by Mr. Sank's wife, (iii) 300,000 shares of common stock issuable upon the exercise of outstanding stock options, and (iv) 1,666,667 shares of common stock owned by a company wholly owned by a trust of which Mr. Sank is a trustee.  Mr. Sank disclaims beneficial ownership of the securities referenced in (ii) and (iv) above. The foregoing is based on a Form 4 filed by Mr. Sank on October 6, 2011 and information available to the Company.

(4)	Includes 300,000 shares of common stock issuable upon the exercise of outstanding stock options.
(5)	Includes 100,000 shares of common stock issuable upon the exercise of outstanding stock options.
(6)	Includes 266,666 shares of common stock issuable upon the exercise of outstanding stock options.
(7)
Include warrants to purchase 1,054,820 shares of common stock.  Regals Management LP is the investment manager of Regals Fund LP, the owner of record of these shares of common stock. Mr. David M. Slager is the managing member of the general partner of Regals Management. All investment decisions are made by Mr. Slager, and thus the power to vote or direct the votes of these shares of common stock, as well as the power to dispose or direct the disposition of such shares of common stock is held by Mr. Slager through Regals Management. Based on a Schedule 13G filed by Regal Fund LP on April 13, 2012 and on subsequent information made available to the Company.

(8)
Includes 781,250 shares of common stock and warrants to purchase 273,438 shares of common stock held by D.N.A Biomedical Solutions Ltd., an Israeli company (“D.N.A”).  Mr. Bronfeld and Mr. Meni Mor are parties to a voting agreement relating to their joint holdings in D.N.A, which as of December 31, 2011, represented approximately 41.2% of D.N.A's outstanding share capital on an actual basis, as reported by D.N.A to the Israel Securities Authority.  As a result, Mr. Bronfeld may be deemed a beneficial owner of, and to share the power to vote and dispose of our securities held by D.N.A.  Mr. Bronfeld has disclaimed beneficial ownership of any of our securities held by D.N.A. The foregoing is based on a Schedule 13G/A filed by Mr. Bronfeld on January 19, 2012.

(9)	Includes 9,812,151 shares of common stock issuable upon the exercise of warrants beneficially owned by the referenced person and the exercise of outstanding stock options.

PROPOSAL 1:
RE-ELECTION OF DIRECTORS

The number of directors comprising our Board of Directors is currently set at five and our Board is presently composed of five members, who are listed below, along with additional information about each of them.  Vacancies on our Board of Directors may be filled by persons elected by a majority of our remaining directors.  A director elected by our Board of Directors to fill a vacancy (including any vacancy created by an increase in the number of directors) shall serve until the next meeting of stockholders at which the election of directors is considered and until such director’s successor is elected and qualified.

Each nominee is currently a director of the Company.  If re-elected at the Annual Meeting, each of the nominees below would serve until our 2013 Annual Meeting of Stockholders, and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and voting on the matter is required for the approval thereof.

The Board of Directors unanimously recommends that you vote "FOR" all of the nominees listed above.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The name and age of each of the five director nominees and of our executive officers, his or her position with us and the period during which such person has served as a director or officer of the Company are set forth below.

Name	Age	Position	Serving Since

Nadav Kidron	38	President, Chief Executive Officer and Director	2006
Miriam Kidron	71	Chief Medical and Technology Officer and Director	2006
Leonard Sank	47	Director	2007
Harold Jacob	58	Director	2008
Michael Berelowitz	68	Director and Chairman of the Scientific Advisory Board	2010/2011
Yifat Zommer	38	Chief Financial Officer, Treasurer and Secretary	2009

Dr. Miriam Kidron is Mr. Nadav Kidron’s mother. There are no other directors or officers of the Company who are related by blood or marriage.

Biographical Summaries of Nominees for the Board of Directors

The following is a brief account of the education and business experience during at least the past five years of each director nominee and of our only executive officer who is not a director, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Mr. Nadav Kidron, 38, was appointed President, Chief Executive Officer and director in March 2006. He is also a director of Entera Bio Ltd. (of which the Company owns 3% of the outstanding shares)(“Entera”). In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. From 2003 to 2006, he was the managing director of the Institute of Advanced Jewish Studies at Bar Ilan University. From 2001 to 2003, he was a legal intern at Wine, Mishaiker & Erenst of Law Offices in Jerusalem, Israel. Mr. Kidron holds an LL.B. and an International MBA from Bar Ilan University, Israel, and is a member of the Israel bar.

We believe that Mr. Kidron's qualifications to serve on our Board of Directors include his familiarity with the Company as its founder, his experience in capital markets, as well as his knowledge and familiarity with corporate management.

Dr. Miriam Kidron, 71, was appointed Chief Medical and Technology Officer and director in March 2006. Dr. Kidron is a pharmacologist and a biochemist with a Ph.D. in biochemistry. From 1990 to 2007, Dr. Kidron was a senior researcher in the Diabetes Unit at Hadassah University Hospital in Jerusalem, Israel. During 2003 and 2004, Dr. Kidron served as a consultant to Emisphere Technologies Inc., a company that specializes in developing broad-based proprietary drug delivery platforms. Dr. Kidron was formerly a visiting professor at the Medical School at the University of Toronto (Canada), and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a recipient of the Bern Schlanger Award.

We believe that Dr. Kidron’s qualifications to serve on our Board of Directors include her expertise in the Company's technology, as it is based on her research, as well as her experience and relevant education in the fields of pharmacology and diabetes.

Mr. Leonard Sank, 47, was appointed a director in October 2007. Mr. Sank is a South African entrepreneur and businessman, who is devoted to entrepreneurial endeavors and initiatives. He has over 20 years of experience playing important leadership roles in developing businesses. Since December 2011, Mr. Sank has served as a director in Eastvaal Motors Pty Ltd., a diversified retail motor business, and served as a director there in the past. Since 2010, Mr. Sank has served as a director in Bradbury Finance Pty Ltd. From 2000 to 2007, Mr. Sank served as a director in Vecto Finance Pty Ltd., a credit lending business. For the past fifteen years Mr. Sank has served as a director of Macsteel Service Centres SA Pty Ltd., South Africa’s largest private company.  He also serves on the boards of small businesses and local non-profit charity organizations in Cape Town, where he resides.

We believe that Mr. Sank’s qualifications to serve on our Board of Directors include his years of experience in development stage businesses, as well as his experience serving as a director of many entities.

Dr. Harold Jacob, 58, was appointed a director in July 2008. Since 1998, Dr. Jacob has served as the president of Medical Instrument Development Inc., a company which provides a range of support and consulting services to start-up and early stage companies as well as patenting its own proprietary medical devices. Dr. Jacob has advised a spectrum of companies in the past and he served as a consultant and then as the Director of Medical Affairs at Given Imaging Ltd., from 1997 to 2003, a company that developed the first swallowable wireless pill camera for inspection of the intestine. He has licensed patents to a number of companies including Kimberly-Clark Corporation. Since 2003, Dr. Jacob has served as the CEO of NanoVibronix, Inc., a medical device company using surface acoustics to prevent catheter acquired infection as well as other applications. He practiced clinical gastroenterology in New York and served as Chief of Gastroenterology at St. Johns Episcopal Hospital and South Nassau Communities Hospital from 1986 to 1995, and was a Clinical Assistant Professor of Medicine at SUNY from 1983 to 1990. Dr. Jacob founded and served as Editor in Chief of Endoscopy Review and has authored numerous publications in the field of gastroenterology.

We believe that Dr. Jacob’s qualifications to serve on our Board of Directors include his years of experience in the biomed industry, his experience serving in management roles of various companies, as well as his knowledge and familiarity with gastroenterology.

Dr. Michael Berelowitz, 68, was appointed a director in June 2010 and Chairman of our Scientific Advisory Board in June 2011. From 2009 to 2010, Dr. Berelowitz served as Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc. From 1996 to 2009, he served in various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility until being appointed to his present role. Prior to that, Dr. Berelowitz spent a number of years in academia. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association, the Clinical Initiatives Committee of the Endocrine Society, and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY – StonyBrook and Mt. Sinai School of Medicine in New York.

We believe that Dr. Berelowitz’s qualifications to serve on our Board of Directors include his years of experience in management roles in the pharmaceuticals industry, as well as his vast skill and expertise in the fields of endocrinology and diabetes.

Ms. Yifat Zommer, 38, was appointed as Chief Financial Officer, Treasurer and Secretary in April 2009. From April 2007 to October 2008, Ms. Zommer served as Chief Financial Officer of Witech Communications Ltd., a subsidiary of IIS Intelligence Information Systems Ltd., a company operating in the field of video transmission using wireless communications. From April 2006 to April 2007, Ms. Zommer acted as Chief Financial Officer for CTWARE Ltd., a telecommunication company. Prior to that she was an audit manager in Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, where she served for five years. Ms. Zommer holds a Bachelor of Accounting and Economics degree from the Hebrew University, a Business Administration degree (MBA) from Tel-Aviv University and a Masters degree in Law (LL.M.) from Bar-Ilan University, Israel. Ms. Zommer is a certified public accountant in Israel.

Board of Directors

There are no agreements with respect to the election of directors.  Each director is elected for a period of one year at our annual meeting of stockholders and serves until the next such meeting and until his or her successor is duly elected or until his or her earlier resignation or removal.  The Board may also appoint additional directors up to a maximum of fifteen directors. A director so chosen or appointed will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The Board has determined that Leonard Sank, Harold Jacob and Michael Berelowitz are independent as defined under the rules promulgated by the NASDAQ Stock Market. With respect to Dr. Berelowitz, the Board has determined that his consulting agreement with us does not impair his ability to serve as an independent director. For further information regarding Dr. Berelowitz's consulting agreement, see "Compensation of Executive Officers and Directors – Director Compensation" below.

We have determined that each of the directors is qualified to serve as a director of the Company based on a review of the experience, qualifications, attributes and skills of each director.  In reaching this determination, we have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment and to interact effectively with the other directors; and willingness and ability to commit the time necessary to perform the duties of a director.  Each director’s ability to perform his or her duties effectively is evidenced by such director’s experience or achievements in the following areas: management or board experience in the healthcare, biopharmaceutical and biotechnology industries or companies in other fields; educational background and professional training; and experience as a director of the Company.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, or control person of the Company during the past ten years.

Board Meeting Attendance

During the year ended August 31, 2011, our Board held five meetings and took actions by written consent on 13 occasions.  No incumbent director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board (during the period for which such director served as a director); and (ii) the total number of meetings held by all committees of the Board on which such director served (during the period for which such director served on such committees). Board members are encouraged to attend our annual meetings of stockholders. In the annual meeting of stockholders held on February 24, 2011, three Board members were present.

Committees

As of August 31, 2011, the Board has not established any committees. The Board intends to establish an audit and compensation committee during the year ending August 31, 2012. The Board has not established a nominating, compensation or audit committee because it believes that the Board, of which three of its five members are independent directors, with broad business experience, has the sufficient knowledge to fulfill the functions typically delegated to such committees.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during fiscal year 2011, we believe that during fiscal year 2011, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements.

Code of Ethics

We have adopted a Code of Ethics for our officers, directors and employees. A copy of the Code of Ethics is available on our website at www.oramed.com. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of this code to our chief executive officer, principal financial officer, principal accounting officer or controller, we will disclose the nature of such amendment or waiver on our website.

Board Leadership Structure and Role in Risk Oversight

Mr. Nadav Kidron serves as our President, Chief Executive Officer and on our Board of Directors. None of our independent directors serves as the lead independent director. We believe that this leadership structure is appropriate to our Company given the current size and operations of the Company. Our Board of Directors' role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and is an integral part of all Board deliberations. The Board's role in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board of Directors providing oversight in connection with those efforts.

Stockholder Communications

Although we have not adopted a formal process for stockholder communications with our Board of Directors, we believe stockholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. All communications regarding general matters should be directed to the Secretary of the Company at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board of Directors or for any particular director(s).  If no designation is made, the communication will be forwarded to the entire Board.  Stockholder communications to the Board should be sent to:

Corporate Secretary
Oramed Pharmaceuticals Inc.
Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem 91390, Israel

Certain Relationships and Related Transactions

Except as otherwise indicated below, during fiscal year 2011 we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred. All related person transactions are approved by our Board.

On March 8, 2006 and July 8, 2009, we entered into two agreements with Hadasit Medical Research Services & Development Ltd. (“Hadasit”), a holder of 5% of our common stock, to provide consulting and clinical trial services for total consideration of $400,000. The clinical trials conducted by Hadasit are managed by Dr. Miriam Kidron, our Chief Medical and Technology Officer and Director, through a research fund account at Hadasit in Dr. Kidron's name. The fees paid by us to Hadasit are deposited into such Hadasit research account. Pursuant to the general policy of Hadasit with respect to its research funds, Dr. Kidron is entitled to receive a management fee in the amount of 10% of all the funds deposited into this research fund account, including the funds paid by us under the aforementioned agreements. Since March 2006, only the funds paid by us have been deposited in this account, of which, $10,214 has been paid to Dr. Kidron.

On June 1, 2010, our subsidiary, Oramed Ltd. (the "Subsidiary"), entered into a joint venture agreement with D.N.A for the establishment of Entera, according to which D.N.A invested $600,000, the Subsidiary entered into a patent license agreement with Entera, and Entera was owned in equal parts by the Subsidiary and D.N.A.  On February 22, 2011, the Subsidiary entered into a share purchase agreement with D.N.A for the sale of 47% of Entera's outstanding share capital on an undiluted basis, for total consideration of approximately $1,032,000 to be paid in D.N.A shares and in a promissory note. As part of the transaction, the Subsidiary entered into a patent transfer agreement with Entera that replaced the original patent license agreement. These two transactions closed on March 31, 2011. In addition, on the closing date, D.N.A participated in our private placement, on the same investment terms as other investors at that time, for which D.N.A received 781,250 shares of our common stock and five-year warrants to purchase 273,438 shares of common stock at an exercise price of $0.50 per share for consideration of $250,000. We currently own 3% of the outstanding shares of Entera. Mr. Zeev Bronfeld, who is one of D.N.A's directors and controlling shareholders, holds approximately 9% of our outstanding common stock (see "Security Ownership of Certain Beneficial Owners and Management"). Mr. Nadav Kidron, our President, Chief Executive Officer and Director, is also a director of Entera.

See "Compensation of Executive Officers and Directors - Employment and Consulting Agreements" below for information as to agreements with executive officers and directors.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth the compensation earned during the years ended August 31 2010 and 2011 by our President and Chief Executive Officer, our Chief Medical and Technology Officer and our Chief Financial Officer (the "Named Executive Officers"):

Name and Principal Position	Year (1)	Salary ($)(8)	Option Awards ($) (2)	All Other Compensation ($) (3) (8)	Total ($)
Nadav Kidron	2011	171,167	-	21,044	199,380
President and CEO and director (4)	2010	159,919	423,360	10,783	594,062
Miriam Kidron	2011	172,172	-	13,581	185,753
Chief Medical and Technology Officer and director (5)(6)	2010	160,092	423,360	7,727	591,179
Yifat Zommer	2011	85,700	-	32,034	117,734
CFO, Treasurer and Secretary (7)	2010	76,896	-	26,979	103,875
_______________

(1)	The information is provided for each fiscal year, which begins on September 1 and ends on August 31.

(2)
The amounts reflect the grant date fair value as calculated pursuant to FASB ASC Topic 718 of these option awards. The assumptions used to determine the fair value of the option awards for fiscal years ended August 31, 2011 and 2010 are set forth in Note 10 to our audited consolidated financial statements included in our annual report on Form 10-K for fiscal year ended August 31, 2011. Our Named Executive Officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.

(3)	See "All Other Compensation Table" below.

(4)
Mr. Kidron was appointed as our President, CEO and Director on March 8, 2006 and receives compensation from our subsidiary through KNRY, an Israeli entity owned by Mr. Kidron. See “Employment and Consulting Agreements.”

(5)
Dr. Kidron was appointed as our Chief Medical and Technology Officer and Director on March 8, 2006 and receives compensation from our subsidiary through KNRY, an Israeli entity owned by Mr. Kidron. See “Employment and Consulting Agreements.”

(6)	See “Certain Relationships and Related Transactions, and Director Independence” for a description of management fees received by Dr. Kidron from Hadasit.

(7)	Ms. Zommer was appointed as our CFO and Secretary on April 19, 2009.

(8)	Amounts paid for Salary and All Other Compensation were originally denominated in New Israeli Shekels and were translated into US Dollars at the then current exchange rate for each payment.

The "All Other Compensation" amounts in the Summary Compensation Table above consist of the following:

Name	Year	Automobile Related Expenses ($)	Manager’s Insurance * ($)	Education Fund* ($)	Total ($)
Nadav Kidron	2011	21,044	--	--	21,044
	2010	10,783	--	--	10,783
Miriam Kidron	2011	13,581	--	--	13,581
	2010	7,727	--	--	7,727
Yifat Zommer	2011	21,017	7,169	3,849	32,034
	2010	9,814	11,466	5,699	26,979

*
Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers as of August 31, 2011.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Nadav Kidron	850,000	(1)	-		0.45	08/01/12
	720,000	(2)			0.54	05/06/18
	864,000	(5)	432,000	(2)	0.49	04/20/20
Miriam Kidron	3,361,360	(3)	-		0.001	08/13/12
	850,000	(1)	-		0.45	08/01/12
	720,000	(2)			0.54	05/06/18
	864,000	(5)	432,000	(2)	0.49	04/20/20
Yifat Zommer	266,667	(4)	133,333	(4)	0.47	10/19/19
_____________

(1)
On August 2, 2007, 850,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2006 Stock Option Plan at an exercise price of $0.45 per share; the options vested immediately and have an expiration date of August 2, 2012.

(2)
On May 7, 2008, 864,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Stock Option Plan at an exercise price of $0.54 per share; 144,000 of such options vested immediately on the date of grant and the remainder vests in twenty equal monthly installments, commencing on June 7, 2008. The options have an expiration date of May 7, 2018.

(3)
On August 14, 2007, 3,361,360 stock options were granted to Miriam Kidron, at an exercise price of $0.001 per share; the options vested immediately and have an expiration date of August 14, 2012. These options were not issued pursuant to any outstanding award plans.

(4)
On June 3, 2009, 400,000 options were granted to Yifat Zommer under the 2008 Stock Option Plan at an exercise price of $0.47 per share. The options vest in three equal annual installments, commencing October 19, 2010, and expire on October 19, 2019.

(5)
On April 21, 2010, 864,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Stock Option Plan at an exercise price of $0.49 per share; 108,000 of such options vested immediately on the date of grant and the remainder vests in twenty one equal monthly installments, commencing on May 31, 2010. The options have an expiration date of April 20, 2020.

Stock Option Plans

2006 Stock Option Plan

On October 15, 2006, the Board adopted the 2006 Stock Option Plan (the "2006 Plan") in order to attract and retain quality personnel. Under the 2006 Plan, 3,000,000 shares have been reserved for the grant of options by the Board. In addition, under the terms of the 2006 Plan, options that have expired or been terminated for any reason prior to being exercised may be reissued.

As of August 31, 2011, options with respect to 1,700,000 shares were outstanding under the 2006 Plan, which amount reflects the aggregate grant of options with respect to 3,350,000 shares, of which 1,650,000 expired through August 31, 2011.

2008 Stock Incentive Plan

On May 5, 2008, the Board adopted the 2008 Stock Incentive Plan (the "2008 Plan") in order to attract and retain quality personnel. The 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units and stock appreciation rights, collectively referred to as "awards." Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to our employees or to employees of our parent or subsidiary. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2008 Plan, 8,000,000 shares have been reserved for the grant of awards, which may be issued at the discretion of our Board from time to time. As of August 31, 2011, options with respect to 7,032,200 shares have been granted under the 2008 Plan, of which 150,000 have expired and 978,000 have been forfeited.

Other

On August 14, 2007, we granted Dr. Miriam Kidron options to purchase up to 3,361,360 shares at an exercise price of $0.001; the options vested immediately and have an expiration date of August 14, 2012. These options are not governed by either of the plans detailed above.

Stock Options Grants

We did not make any stock options or other award grants to executive officers or to directors during the year ended August 31, 2011.

Employment and Consulting Agreements

Effective August 1, 2007, we entered into employment agreements with KNRY Ltd. ("KRNY"), pursuant to which Nadav Kidron and Dr. Miriam Kidron provided employment services to our Company. Based on the agreements, Nadav Kidron served as the President and Chief Executive Officer and Miriam Kidron served as the Chief Medical and Technology Officer of the Company. As remuneration for such services, KNRY was paid $20,000 per month, commencing on August 1, 2007.

On July 1, 2008, the Subsidiary, entered into a consulting agreement with KNRY, whereby Mr. Nadav Kidron, through KNRY, provides services as President and Chief Executive Officer of both the Company and the Subsidiary (the "Nadav Kidron Consulting Agreement"). Additionally, on July 1, 2008, the Subsidiary entered into a consulting agreement with KNRY whereby Dr. Miriam Kidron, through KNRY, provides services as Chief Medical and Technology Officer of both the Company and the Subsidiary (the "Miriam Kidron Consulting Agreement" and together with the Nadav Kidron Consulting Agreement, the "Consulting Agreements"). The Consulting Agreements replace the employment agreements entered into between the Company and KNRY, dated as of August 1, 2007 referenced above.

The Consulting Agreements are both terminable by either party upon 60 days prior written notice. The Consulting Agreements provide that KNRY (i) will be paid, under each of the Consulting Agreements, in New Israeli Shekels a gross amount of NIS 50,400 per month and (ii) will be reimbursed for reasonable expenses incurred in connection with performance of the Consulting Agreements.

Pursuant to the Consulting Agreements, KNRY, Nadav Kidron and Miriam Kidron each agree that during the term of the Consulting Agreements and for a 12 month period thereafter, none of them will compete with the Subsidiary nor solicit employees of the Subsidiary.

On March 11, 2011, we entered into new indemnification agreements with our directors and executive officers, pursuant to which we agreed to indemnify each director and executive officer for any liability he or she may incur by reason of the fact that he or she serves as our director or executive officer, to the maximum extent permitted by Delaware law.

We, through the Subsidiary, have entered into an employment agreement with Yifat Zommer as of April 19, 2009, pursuant to which Ms. Zommer was appointed as Chief Financial Officer, Treasurer and Secretary of the Company and of the Subsidiary. In accordance with the employment agreement, as amended, Ms. Zommer’s current gross monthly salary is NIS 24,200.

Director Compensation

Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Effective June 1, 2010, each independent director is entitled to receive as remuneration for his or her service as a member of the Board a sum equal to $10,000 per annum, to be paid quarterly and shortly after the close of each quarter. Our executive officers did not receive additional compensation for service as directors. The Board may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director.

On June 22, 2011, we appointed one of our directors, Michael Berelowitz, to serve as the Chairman of our Scientific Advisory Board. In this role, Dr. Berelowitz will be actively involved in our scientific decisions, clinical strategy, and partnership negotiations. Dr. Berelwoitz will be paid a fee of $300 per hour, up to $1,500 per day, as compensation for serving in this position.

Other than indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

The following table sets forth director compensation for the year ended August 31, 2011.

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation	Total ($)
Nadav Kidron (1)	-	-	-	-
Miriam Kidron (1)	-	-	-	-
Leonard Sank(2)	10,000	-	-	10,000
Harold Jacob(2)	10,000	-	-	10,000
Michael Berelowitz (3)	10,000	-	-	10,000
_______________

(1)	Please refer to the summary compensation table for executive compensation with respect to the named individual.

(2)
On January 11, 2009, 300,000 options were granted to each of Leonard Sank and Harold Jacob under the 2008 Stock Option Plan at an exercise price of $0.43 per share. The options vest in three equal annual installments, commencing January 11, 2010, and expire on January 10, 2019.

(3)
Appointed as Chairman of our Scientific Advisory Board in June 2011. On August 7, 2010, 300,000 options were granted to Michael Berelowitz under the 2008 Stock Option Plan at an exercise price of $0.48 per share. The options vest in three equal annual installments, commencing August 7, 2011, and expire on August 6, 2020.

PROPOSAL 2:
RATIFICATION OF AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the reappointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the 2012 fiscal year. Kesselman & Kesselman serves as the auditor of our controlled subsidiaries, as well. Kesselman & Kesselman have no other relationship with us or with any of our affiliates, except as auditors and tax consultants. A representative of Kesselman & Kesselman will not be present at the Annual Meeting.

The aggregate fess billed by Kesselman & Kesselman for services rendered to us during the fiscal years ended August 31, 2011 and 2010:

Summary:	2011	2010
Audit fees(1)	$100,390	$65,880
Tax fees(2)	-	-
____________

(1)
Amount represents fees paid for professional services for the audit of our consolidated annual financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Amount represents fees paid for professional services for tax compliance and tax advice.

We do not have an Audit Committee. As such, our three independent directors act as our audit committee. No formal pre-approval process has been adopted. The Board intends to establish an audit and compensation committee during the year ending August 31, 2012. The Board has not established an audit committee because it believes that the Board, of which three of its five members are independent directors, is qualified to fulfill the functions typically delegated to an audit committee.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and voting on the matter is required for the approval thereof.

The Board of Directors unanimously recommends that you vote "FOR" re-appointment of our independent registered public accounting firm.

PROPOSAL 3:
REVERSE STOCK SPLIT

Our shares of common stock are quoted on the OTC Bulletin Board. We hope to list our common stock for trading on a national stock exchange.  In order for our shares of common stock to be listed on the Nasdaq Capital Market, the NYSE MKT or on another recognized stock exchange, we must satisfy various listing standards. For instance, Nasdaq's listing criteria under the "equity standard" requires, among other things, to have shareholders' equity of at least $5 million and there must be at least one million shares of common stock held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares, often referred to as the public float, that have an aggregate market value of at least $15 million. Additionally, there must be at least three market makers for our shares of common stock and at least 300 persons must each own at least 100 shares of common stock. We would also be subject to various corporate governance requirements under stock exchange rules for listed companies.

We would also be required to maintain a market price for our shares of common stock in compliance with the stock exchange rules. Subject to certain other listing requirements, Nasdaq's minimum bid price requirement is either $2.00, $3.00 or $4.00 per share.

         If we do not meet the initial listing requirements, our shares of common stock will continue to trade on the OTC Bulletin Board or in the "pink sheets" maintained by the OTC Markets Group, Inc. These alternatives are generally considered to be less efficient and less broad-based than the Nasdaq Capital Market or NYSE MKT.

Purpose of the Reverse Share Split

The purpose of the reverse share split is to increase the market price per share of our common stock. The Board intends to effect a reverse share split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of our common stock and is necessary to facilitate our listing on a recognized national stock exchange. If the reverse stock split is authorized by our stockholders, the Board will have the discretion to implement the reverse stock split once during the next 24 months, or effects no reverse share split at all.

The Board has requested that stockholders approve an exchange ratio range, as opposed to approval of a specified exchange ratio, in order to give the Board maximum discretion and flexibility to determine the exchange ratio based, among other factors, upon prevailing market, business and economic conditions at the time. No further action on the part of the stockholders will be required to either effect or abandon the reverse share split.

If stockholders approve the reverse share split but no reverse share split is effected within the next 24 months, the Board's authority to effect the reverse share split will terminate.

Board of Directors Determination

The Board has unanimously recommended that our stockholders authorize an amendment to our Certificate of Incorporation effecting a reverse share split of our common stock at a ratio, to be established by the Board in its sole discretion, not to exceed one-for-eighteen, or to abandon the reverse share split. The amendments to the Certificate of Incorporation would effect the reverse share split by (i) reducing the number of our issued and outstanding shares of common stock, as well as the number of our authorized but unissued shares, by the ratio to be determined by the Board, not to exceed one-for-eighteen, and (ii) effecting a proportionate increase in the par value based on the ratio to be determined by the Board.

The Board has determined that the listing of our shares of common stock on a recognized stock exchange, such as Nasdaq or NYSE MKT, is in the best interests of our stockholders. If our shares of common stock were not listed on a stock exchange because of failure to satisfy the minimum bid price per share, trading in our shares of common stock would continue on the OTC Bulletin Board. The Board believes that the liquidity in the trading market for our shares of common stock would be increased by listing on a national stock exchange, which could increase the trading price and decrease the transaction costs of trading our shares of common stock.

The Board also believes that a higher share price may help generate investor interest in the Company. Some brokerage firms may be reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because brokerage commissions, as a percentage of the total transaction cost, tend to be higher for these stocks. The Board further believes that a higher share price would help us attract and retain employees and other strategic partners since some potential employees and strategic partners may be less likely to work for or with a company with a low share price.

Risks of a Reverse Share Split

While the Board believes that the potential advantages of a reverse share split outweigh the risks, if the Board does effect a reverse share split there can be no assurance that:

•	our shares of common stock will trade at a price in proportion to the reduction in the number of outstanding shares resulting from the reverse shares split;

•	the reverse share split will result in a per share price high enough to attract and retain employees and strategic partners;

•	the bid price of our shares of common stock after a reverse share split can be maintained at or above the minimum bid price requirement;

•	our shares of common stock will not be rejected from listing on a national stock exchange for other reasons;

•	the liquidity of our shares of common stock will not be adversely affected by the reduced number of shares that would be outstanding after the reverse share split;

•	engaging in a reverse share split will not be perceived in a negative manner by investors, analysts or other stock market participants; or

•
the reverse share split will not result in some stockholders owning "odd-lots" of less than 100 shares of common stock, potentially resulting in higher brokerage commissions and other transaction costs than the commissions and costs of transactions in "round-lots" of even multiples of 100 shares.

Effects of the Reverse Share Split on our Shares of Common Stock

A reverse share split will reduce the number of shares of common stock issued and outstanding and the number of shares authorized but unissued, into a proportionately fewer number of shares of common stock. It will also result in an adjustment of the par value of our shares of common stock. For example, if the Board implements a one-for-five reverse share split of our shares of common stock, then a stockholder holding 500 shares of common stock $0.001 par value, before the reverse share split would hold 100 shares of common stock, $0.005 par value, after the reverse share split, and the number of our authorized shares of common stock will decrease from 200,000,000 to 40,000,000 shares of common stock and the number of shares of common stock outstanding would decrease from 70,403,583 to 14,080,717. However, each stockholder's proportionate ownership of the issued and outstanding shares of common stock immediately following the effectiveness of the reverse share split would remain the same.

The reverse share split will also affect the outstanding options under our equity incentive plans and outstanding warrants. Generally, such securities include provisions providing for adjustments to the number of shares of common stock in the event of a reverse share split in order to maintain the same economic effect. For example, if the Board implements a one-for-five reverse share split, each of the outstanding options to purchase our shares of common stock would represent the right to purchase that number of shares of common stock equal to 20% of the shares of common stock previously covered by the options and the exercise price per share would be five times the previous exercise price.  The same applies to our outstanding warrants to purchase common stock.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and other legal authorities pertaining to it, and is for general information only. It does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens or broker-dealers). It also does not discuss state and local tax issues. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, to the extent a shareholder receives shares of equivalent value to the shareholder’s shares immediately prior to a reverse share split, a reverse share split would not result in the recognition of gain or loss for U.S. federal income tax purposes. To that extent, the adjusted tax basis of the aggregate number of new shares of common stock would be the same as the adjusted basis of the aggregate number of shares of common stock held by a stockholder immediately prior to the reverse share split and the holding period of the shares of common stock after the reverse share split would include the holding period of the shares of common stock held prior to the reverse share split. The receipt of an additional increment of value as a result of rounding up the number of shares to be received in a reverse share split might result in additional income or gain to the shareholder receiving it, and if it does, then that fractional share’s basis and holding period might differ from that of the other shares. No gain or loss will be recognized by the Company as a result of the reverse share split.

Certain Israeli Tax Consequences

The following discussion summarizing certain Israeli income tax consequences for Israeli stockholders is based on the Israeli Income Tax Ordinance [New Version], 1961, as amended (the "Tax Ordinance"), and is for general information only. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

Generally, a reverse share split will not result in the recognition of gain or loss for Israeli income tax purposes, except with respect to any shares issued, or payment made, as a result of rounding up of fractional shares, if any, as may be determined by our Board of Directors. The adjusted tax basis of the aggregate number of new shares of common stock will be the same as the adjusted tax basis of the aggregate number of shares of common stock held by a stockholder immediately prior to the reverse share split and the holding period of the shares of common stock after the reverse share split will include the holding period of the shares of common stock held prior to the reverse share split. No gain or loss will be recognized by the Company as a result of the reverse share split.

Fractional Shares

In order to avoid the expense and inconvenience of issuing fractional shares in connection with the reverse share split, we will not issue fractional shares in connection with the reverse stock split. Instead stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole share. The number of shares which will result in fractional interests cannot be precisely predicted, as we cannot determine in advance the number of stockholders whose total holdings will not be evenly divisible by the applicable ratio at which the reverse stock split may be implemented.

Exchange of Share Certificates

Shortly after the reverse share split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the reverse share split. Commencing on the effective date of the reverse share split, each certificate representing pre-reverse share split shares of common stock will be deemed for all purposes to evidence ownership of post-reverse share split shares of common stock, as the case may be.

Appraisal Rights

No appraisal rights are available under Delaware Law to any stockholder who dissents from the proposals to approve the reverse share split.

Additional Information

If and when the Board resolves to effect the reverse share split, we will announce it publicly, including the ratio and additional details regarding the reverse share split, such as exchange of share certificates, etc.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and voting on the matter is required for approval of the reverse share split under Delaware law.

The Board of Directors unanimously recommends that you vote "FOR" approval of the reverse share split.

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  If any other business is properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2013 Annual Stockholder Meeting must be received by the Company’s Secretary at the Company’s principal executive offices at Hi-Tech Park 2/5 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel, no later than March 5, 2013, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a-4 under the Exchange Act, stockholder proxies obtained by our Board of Directors in connection with our 2013 Annual Stockholder Meeting will confer on the named proxies discretionary authority to vote on any matters presented at the annual meeting which were not included in the Company’s proxy statement in connection with such annual meeting, unless notice of the matter to be presented at the annual meeting is provided to the Company’s Secretary before May 19, 2013.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting and information requirements of the Exchange Act and as a result file periodic reports and other information with the SEC. These periodic reports and other information will be available for inspection and copying at the SEC’s public reference room and the website of the SEC referred to above. We also make available on our website under "Investor Information/SEC Filings," free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such materials with or furnish them to the SEC.   Our website address is http://www.oramed.com. This reference to our website is an inactive textual reference only, and is not a hyperlink. The contents of our website are not part of this prospectus, and you should not consider the contents of our website in making an investment decision with respect to the securities

You may read and copy the reports and other information we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You may obtain information regarding the operation of the public reference room by calling the SEC at 1 (800) SEC-0330. The SEC also maintains a website that contains reports and other information about issuers, like us, who file electronically with the SEC. The address of that website is http://www.sec.gov. This reference to the SEC’s website is an inactive textual reference only, and is not a hyperlink.

By Order of the Board of Directors, /s/Nadav Kidron Nadav Kidron President, Chief Executive Officer and Director

Jerusalem, Israel
July 3, 2012

ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 24, 2012

PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Nadav Kidron, President and Chief Executive Officer, and Yifat Zommer, Chief Financial Officer, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the shares of common stock in Oramed Pharmaceuticals Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at the offices of the Company, Hi-Tech Park 2/5 Givat Ram, Jerusalem, Israel, Israel, on July 24, 2012 at 4:00 p.m. (Israel time), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy will be voted FOR such matter.  Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” ALL THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

Proposal 1:
To re-elect the following directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal:

1.1.	Nadav Kidron	☐ for	☐ Against	☐ ABSTAIN
1.2.	Miriam Kidron	☐ for	☐ Against	☐ ABSTAIN
1.3.	Leonard Sank	☐ for	☐ Against	☐ ABSTAIN
1.4.	Harold Jacob	☐ for	☐ Against	☐ ABSTAIN
1.5.	Michael Berelowitz	☐ for	☐ Against	☐ ABSTAIN

Proposal 2:
To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2012.

 ☐ for    ☐ against    ☐ abstain

Proposal 3:
To authorize the Board of Directors to effect a reverse stock split of the Company's shares of common stock at a ratio not to exceed one-for-eighteen and to approve related amendments to the Company’s Certificate of Incorporation.

 ☐ for    ☐ against     ☐ abstain

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice and Proxy Statement of the Company relating to the Annual Meeting.

    ___________________  Date: __________, 2012
Signature of Shareholder

    ___________________  Date: __________, 2012
Signature of Shareholder

PLEASE RETURN THE SIGNED PROXY CARD AND RETURN IT IN THE ACCOMPANYING REPLY ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.